[LOGO] Merrill Lynch  Investment Managers                        www.mlim.ml.com

                    Annual Report

                    October 31, 2001

                    Mercury Large
                    Cap Core
                    Fund
                    Of Mercury Large Cap Series Funds, Inc.

A SPECIAL MESSAGE TO SHAREHOLDERS

THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11TH

A Perspective from Bob Doll, President & Chief Investment Officer of Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.


                October 31, 2001 (2) Mercury Large Cap Core Fund

DEAR SHAREHOLDER

We are pleased to provide you with this annual report for Mercury Large Cap Core Fund. The Fund invests primarily in a diversified portfolio of equity securities of large cap companies that Fund management selects from among the securities found in the Russell 1000(R) Index. Our investment process attempts to add value through both security selection and portfolio construction. Security selection involves the use of quantitative selection criteria including earnings momentum, earnings surprise and valuation. These criteria are input into a proprietary quantitative model and are subject to selective fundamental overrides. Portfolio construction consists of an optimization process with risk management controlling style, capitalization, sector and individual security selection.

Fiscal Year in Review

For the 12 months ended October 31, 2001 the Fund's Class I, Class A, Class B and Class C Shares had total returns of -22.91%, -23.06%, -23.67% and -23.69%, respectively. Since inception (December 22, 1999) through October 31, 2001, the Fund's Class I, Class A, Class B and Class C Shares had total returns of -8.65%, -8.98%, -10.31% and -10.34%, respectively. (Fund results shown do not reflect sales charges. Complete performance information can be found on pages 5-7 of this report to shareholders.) This compares favorably to the -26.04% and -25.83% total returns for the benchmark unmanaged Russell 1000(R) Index for the year ended October 31, 2001 and for the period December 31, 1999 to October 31, 2001, respectively. While absolute performance in the markets was difficult during the last year, we used the period to gain relative performance compared to our benchmarks and competitive peer groups. During the fiscal year ended October 31, 2001, the largest significant positive contributors to performance included our overweight and stock selection in energy and health care issues, and stock selection in financial companies. The largest negative contributor to performance was our allocation to the information technology area. The largest positive contributors to performance relative to the benchmark during the last 12 months included EMC Corporation, AutoZone Inc., Ultramar Diamond Shamrock Corporation and Sun Microsystems, Inc.

Based on the rallies we have seen in equity markets since their sharp declines in September, we believe that markets are reflecting the view that the current monetary and fiscal policy changes will have an effect and are giving the present economic and profits environment the benefit of the doubt. While we do not expect the current pace of the market to continue, and acknowledge that we still probably have some correction and testing ahead, we still believe that the lows of September 21, 2001 marked a major bottom in equity markets.


                October 31, 2001 (3) Mercury Large Cap Core Fund

We are defensively positioned in the portfolio, concentrating on sectors and stocks with near-term earnings deliverability and reasonable valuations. We believe our next major decision is when to introduce more cyclicality into the portfolio in anticipation of economic and market recovery. At this time, it is our opinion that any recovery is still somewhat premature. As a result, we are above benchmark weights in consumer discretionary and health care issues, and below benchmark weights in telecommunication services, information technology and materials. We believe that small-, mid- and large-capitalization stocks are more attractive than mega cap companies, and the Portfolio reflects this position.

In Conclusion

We thank you for your investment in Mercury Large Cap Core Fund, and we look forward to reviewing our outlook and strategy with you in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn                                /s/ Robert C. Doll, Jr.

Terry K. Glenn                                    Robert C. Doll, Jr.
President and Director/Trustee                    Senior Vice President and
                                                  Portfolio Manager

December 7, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.


                October 31, 2001 (4) Mercury Large Cap Core Fund

FUND PERFORMANCE DATA

ABOUT FUND PERFORMANCE

The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Administrator voluntarily waived its administration fee and reimbursed a portion of its other expenses. Without such waiver and reimbursement, the Fund's performance would have been lower.


                     October 31, 2001 (5) Mercury Large Cap Core Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class I & Class A Shares

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class I & Class A Shares compared to growth of an investment in the Russell 1000 Index. Values are from December 22, 1999 to October 2001:

                                                12/22/99**   10/00        10/01
Mercury Large Cap Core Fund+--Class I Shares*    $9,475      $11,228      $8,656
Mercury Large Cap Core Fund+--Class A Shares*    $9,475      $11,209      $8,624

                                                12/31/99  10/00     10/01
Russell 1000(R) Index++                         $10,000   $10,028   $7,417

Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B & Class C Shares compared to growth of an investment in the Russell 1000 Index. Values are from December 22, 1999 to October 2001:

                                                12/22/99**   10/00        10/01
Mercury Large Cap Core Fund+--Class B Shares*   $10,000      $11,750      $8,651
Mercury Large Cap Core Fund+--Class C Shares*   $10,000      $11,750      $8,966

                                                12/31/99     10/00        10/01
Russell 1000(R) Index++                         $10,000      $10,028      $7,417

 * Assuming maximum sales charge, transaction costs and other operating expenses, including administration fees.
**    Commencement of operations.
 + The Fund invests all of its assets in the Master Large Cap Core Portfolio of the Master Large Cap Series Trust. The Portfolio invests primarily in a diversified portfolio of equity securities of large cap companies located in the United States that the Investment Adviser believes blends growth and value.
++ This unmanaged broad-based Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The starting date for the Index in each graph is from 12/31/99. Past performance is not indicative of future results.


                October 31, 2001 (6) Mercury Large Cap Core Fund

FUND PERFORMANCE DATA (CONCLUDED)

AVERAGE ANNUAL TOTAL RETURN
================================================================================
                                                        % Return       % Return
                                                      Without Sales   With Sales
Class I Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                                    -24.25%      -28.23%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                      - 5.11       - 7.95
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

================================================================================
                                                        % Return       % Return
                                                      Without Sales   With Sales
Class A Shares*                                          Charge        Charge**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                                    -24.49%       -28.45%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                      - 5.36        - 8.20
--------------------------------------------------------------------------------

*     Maximum sales charge is 5.25%.

**    Assuming maximum sales charge.

                                                             % Return   % Return
                                                              Without     With
Class B Shares*                                                CDSC      CDSC**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                                        -25.07%    -27.73%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                          - 6.08     - 7.98
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.

**    Assuming payment of applicable contingent deferred sales charge.

                                                             % Return   % Return
                                                              Without     With
Class C Shares*                                                CDSC      CDSC**
--------------------------------------------------------------------------------
One Year Ended 9/30/01                                       -25.00%     -25.66%
--------------------------------------------------------------------------------
Inception (12/22/99) through 9/30/01                         - 6.04      - 6.04
--------------------------------------------------------------------------------

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.

**    Assuming payment of applicable contingent deferred sales charge.

RECENT PERFORMANCE RESULTS*
================================================================================
                                    6-Month        12-Month      Since Inception
As of October 31, 2001           Total Return    Total Return     Total Return
--------------------------------------------------------------------------------
Class I                            -10.39%          -22.91%         - 8.65%
--------------------------------------------------------------------------------
Class A                            -10.41           -23.06          - 8.98
--------------------------------------------------------------------------------
Class B                            -10.89           -23.67          -10.31
--------------------------------------------------------------------------------
Class C                            -10.84           -23.69          -10.34
--------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund commenced operations on 12/22/99.


                October 31, 2001 (7) Mercury Large Cap Core Fund

MASTER LARGE CAP CORE PORTFOLIO

PORTFOLIO INFORMATION AS OF OCTOBER 31, 2001 (unaudited)
================================================================================
Ten Largest                                                           Percent of
Equity Holdings                                                       Net Assets
--------------------------------------------------------------------------------
Johnson & Johnson                                                        2.8%
--------------------------------------------------------------------------------
General Electric Company                                                 2.7
--------------------------------------------------------------------------------
Bank of America Corporation                                              2.0
--------------------------------------------------------------------------------
Philip Morris Companies Inc.                                             2.0
--------------------------------------------------------------------------------
Exxon Mobil Corporation                                                  1.8
--------------------------------------------------------------------------------
Pfizer Inc.                                                              1.7
--------------------------------------------------------------------------------
Microsoft Corporation                                                    1.6
--------------------------------------------------------------------------------
Electronic Data Systems Corporation                                      1.4
--------------------------------------------------------------------------------
Citigroup Inc.                                                           1.4
--------------------------------------------------------------------------------
Washington Mutual, Inc.                                                  1.3
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Industries                                               Net Assets
--------------------------------------------------------------------------------
Health Care Providers & Services                                        13.6%
--------------------------------------------------------------------------------
Banks                                                                   12.4
--------------------------------------------------------------------------------
Pharmaceuticals                                                         10.4
--------------------------------------------------------------------------------
Specialty Retail                                                         6.4
--------------------------------------------------------------------------------
Oil & Gas                                                                6.0
--------------------------------------------------------------------------------

IMPORTANT TAX INFORMATION (UNAUDITED)

Of the ordinary income distributions paid by Mercury Large Cap Core Fund to shareholders of record on December 13, 2000, 4.23% qualifies for the dividends received deduction for corporations.

Please retain this information for your records.


                October 31, 2001 (8) Mercury Large Cap Core Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2001

MERCURY LARGE CAP CORE FUND

Assets:

Investment in Master Large Cap Core Portfolio, at value
  (identified cost--$4,988,647)                                                           $ 4,960,199
Prepaid expenses                                                                               12,177
                                                                                          -----------
Total assets                                                                                4,972,376
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

Liabilities:

Payables:
  Distributor                                                               $     1,891
  Administrator                                                                   1,020         2,911
                                                                            -----------
Accrued expenses                                                                               12,177
                                                                                          -----------
Total liabilities                                                                              15,088
                                                                                          -----------
-----------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                                $ 4,957,288
                                                                                          ===========
-----------------------------------------------------------------------------------------------------

Net Assets Consist of:

Class I Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                           $     1,394
Class A Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                40,236
Class B Shares of Common Stock, $.10 par value,
  200,000,000 shares authorized                                                                14,473
Class C Shares of Common Stock, $.10 par value,
  100,000,000 shares authorized                                                                 4,727
Paid-in capital in excess of par                                                            5,212,343
Accumulated realized capital losses on investments from
  the Portfolio--net                                                                         (208,458)
Accumulated distributions in excess of realized capital
  gains on investments from the Portfolio--net                                                (78,979)
Unrealized depreciation on investments from the Portfolio--net                                (28,448)
                                                                                          -----------
Net assets                                                                                $ 4,957,288
                                                                                          ===========
-----------------------------------------------------------------------------------------------------

Net Asset Value:

Class I--Based on net assets of $114,195 and 13,942 shares outstanding                    $      8.19
                                                                                          ===========
Class A--Based on net assets of $3,289,702 and 402,358 shares outstanding                 $      8.18
                                                                                          ===========
Class B--Based on net assets of $1,172,288 and 144,733 shares outstanding                 $      8.10
                                                                                          ===========
Class C--Based on net assets of $381,103 and 47,267 shares outstanding                    $      8.06
                                                                                          ===========
-----------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                October 31, 2001 (9) Mercury Large Cap Core Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2001

MERCURY LARGE CAP CORE FUND

Investment Income from the Portfolio--Net:

Net Investment income allocated from the Portfolio:
  Dividends (net of $1 foreign withholding tax)                       $  21,436
  Interest                                                                  459
  Securities lending--net                                                    38
  Expenses                                                              (11,380)
                                                                      ---------
Net investment income from the Portfolio                                 10,553
                                                                      ---------
--------------------------------------------------------------------------------

Expenses:

Registration fees                                        $  24,828
Printing and shareholder reports                            17,538
Offering costs                                               8,550
Account maintenance and distribution fees--Class B           4,769
Administration fees                                          4,004
Professional fees                                            3,277
Account maintenance and distribution fees--Class C           2,564
Account maintenance fees--Class A                            2,218
Accounting services                                            566
Transfer agent fees--Class B                                   440
Transfer agent fees--Class C                                   420
Transfer agent fees--Class A                                   385
Transfer agent fees--Class I                                   216
Other                                                        5,012
                                                         ---------
Total expenses before reimbursement                         74,787
Reimbursement of expenses                                  (55,719)
                                                         ---------
Total expenses after reimbursement                                       19,068
                                                                      ---------
Investment loss--net                                                     (8,515)
                                                                      ---------
--------------------------------------------------------------------------------

Realized & Unrealized Gain (Loss) from the
Portfolio--Net:

Realized loss on investments from the Portfolio--net                   (285,502)
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                   (43,159)
                                                                      ---------
Net Decrease in Net Assets Resulting from Operations                  $(337,176)
                                                                      =========
--------------------------------------------------------------------------------

See Notes to Financial Statements.


                October 31, 2001 (10) Mercury Large Cap Core Fund

STATEMENTS OF CHANGES IN NET ASSETS

MERCURY LARGE CAP CORE FUND

                                                                                  For the Period
                                                                       For the     December 22,
                                                                      Year Ended     1999+ to
                                                                     October 31,    October 31,
Increase (Decrease) in Net Assets:                                      2001           2000
-----------------------------------------------------------------------------------------------
Operations:

Investment loss--net                                                 $    (8,515)   $    (5,706)
Realized gain (loss) on investments from the Portfolio--net             (285,502)        80,776
Change in unrealized appreciation/depreciation on
  investments from the Portfolio--net                                    (43,159)        14,711
                                                                     --------------------------
Net increase (decrease) in net assets resulting from operations         (337,176)        89,781
                                                                     --------------------------
-----------------------------------------------------------------------------------------------

Distributions to Shareholders:

In excess of realized gain on investments from the Portfolio--net:
  Class I                                                                (13,557)            --
  Class A                                                                (13,249)            --
  Class B                                                                (15,879)            --
  Class C                                                                (36,294)            --
                                                                     --------------------------
Net decrease in net assets resulting from distributions
  to shareholders                                                        (78,979)            --
                                                                     --------------------------
-----------------------------------------------------------------------------------------------

Capital Share Transactions:

Net increase in net assets derived from capital
  share transactions                                                   4,783,662             --
                                                                     --------------------------
-----------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                           4,367,507         89,781
Beginning of period                                                      589,781        500,000
                                                                     --------------------------
End of period                                                        $ 4,957,288    $   589,781
                                                                     ==========================
-----------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                October 31, 2001 (11) Mercury Large Cap Core Fund

FINANCIAL HIGHLIGHTS

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class I
                                                             ----------------------------
                                                                           For the Period
                                                                For the     December 22,
                                                              Year Ended      1999+ to
                                                             October 31,     October 31,
Increase (Decrease) in Net Assets:                               2001          2000
-----------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                         $     11.85     $      10.00
                                                             ----------------------------
Investment loss--net                                                (.01)+++         (.06)
Realized and unrealized gain (loss) on investments
  from the Portfolio--net                                          (2.56)            1.91
                                                             ----------------------------
Total from investment operations                                   (2.57)            1.85
                                                             ----------------------------
Less distributions in excess of realized gain on investments
  from the Portfolio--net                                          (1.09)              --
                                                             ----------------------------
Net asset value, end of period                               $      8.19     $      11.85
                                                             ============================
-----------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                                (22.91%)         18.50%@
                                                             ============================
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                    1.31%           1.50%*
                                                             ============================
Expenses++                                                          8.42%          37.40%*
                                                             ============================
Investment loss--net                                                (.11%)          (.59%)*
                                                             ============================
-----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                     $       114     $        148
                                                             ============================
-----------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                October 31, 2001 (12) Mercury Large Cap Core Fund

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class A
                                                             ----------------------------
                                                                           For the Period
                                                                For the     December 22,
                                                              Year Ended      1999+ to
                                                             October 31,     October 31,
Increase (Decrease) in Net Assets:                               2001          2000
-----------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                         $     11.83     $      10.00
                                                             ----------------------------
Investment loss--net                                                (.01)+++         (.08)
Realized and unrealized gain (loss) on investments
  from the Portfolio--net                                          (2.58)            1.91
                                                             ----------------------------
Total from investment operations                                   (2.59)            1.83
                                                             ----------------------------
Less distributions in excess of realized gain on investments
  from the Portfolio--net                                          (1.06)              --
                                                             ----------------------------
Net asset value, end of period                               $      8.18     $      11.83
                                                             ============================
-----------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                               (23.06%)          18.30%@
                                                             ============================
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                   1.38%            1.74%*
                                                             ============================
Expenses++                                                         2.96%           37.65%*
                                                             ============================
Investment loss--net                                               (.12%)           (.84%)*
                                                             ============================
-----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                     $     3,290     $        148
                                                             ============================
-----------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                October 31, 2001 (13) Mercury Large Cap Core Fund

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class B
                                                             ----------------------------
                                                                           For the Period
                                                                For the     December 22,
                                                              Year Ended      1999+ to
                                                             October 31,     October 31,
Increase (Decrease) in Net Assets:                               2001          2000
-----------------------------------------------------------------------------------------

Per Share Operating Performance:

Net asset value, beginning of period                         $     11.75     $      10.00
                                                             ----------------------------
Investment loss--net                                                (.08)+++         (.16)
Realized and unrealized gain (loss) on investments
  from the Portfolio--net                                          (2.56)            1.91
                                                             ----------------------------
Total from investment operations                                   (2.64)            1.75
                                                             ----------------------------
Less distributions in excess of realized gain on investments
  from the Portfolio--net                                          (1.01)              --
                                                             ----------------------------
Net asset value, end of period                               $      8.10     $      11.75
                                                             ============================
-----------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                               (23.67%)          17.50%@
                                                             ============================
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                   2.22%            2.49%*
                                                             ----------------------------
Expenses++                                                         5.41%           38.41%*
                                                             ============================
Investment loss--net                                               (.93%)          (1.59%)*
                                                             ============================
-----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                     $     1,172     $        147
                                                             ============================
-----------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                October 31, 2001 (14) Mercury Large Cap Core Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)

MERCURY LARGE CAP CORE FUND

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                      Class C
                                                             ----------------------------
                                                                           For the Period
                                                                For the     December 22,
                                                              Year Ended      1999+ to
                                                             October 31,     October 31,
Increase (Decrease) in Net Assets:                               2001          2000
-----------------------------------------------------------------------------------------
Per Share Operating Performance:

Net asset value, beginning of period                         $     11.75     $      10.00
                                                             ----------------------------
Investment loss--net                                                (.10)+++         (.16)
Realized and unrealized gain (loss) on investments
  from the Portfolio--net                                          (2.54)            1.91
                                                             ----------------------------
Total from investment operations                                   (2.64)            1.75
                                                             ----------------------------
Less distributions in excess of realized gain on investments
  from the Portfolio--net                                          (1.05)              --
                                                             ----------------------------
Net asset value, end of period                               $      8.06     $      11.75
                                                             ============================
-----------------------------------------------------------------------------------------

Total Investment Return:**

Based on net asset value per share                             (23.69%)            17.50%@
                                                             ============================
-----------------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement++                                 2.30%              2.49%*
                                                             ============================
Expenses++                                                       8.99%             38.41%*
                                                             ============================
Investment loss--net                                            (1.14%)            (1.59%)*
                                                             ============================
-----------------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)                     $     381       $        147
                                                             ============================
-----------------------------------------------------------------------------------------

  *   Annualized.
 **   Total investment returns exclude the effects of sales charges.
  +   Commencement of operations.
 ++   Includes the Fund's share of the Portfolio's allocated expenses.
+++   Based on average shares outstanding.
  @   Aggregate total investment return.

      See Notes to Financial Statements.


                October 31, 2001 (15) Mercury Large Cap Core Fund

NOTES TO FINANCIAL STATEMENTS

MERCURY LARGE CAP CORE FUND

(1)   Significant Accounting Policies:

      Mercury Large Cap Core Fund of Mercury Large Cap Series Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Large Cap Core Portfolio (the "Portfolio"), which is a portfolio of Master Large Cap Series Trust that has the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The percentage of the Portfolio owned by the Fund at October 31, 2001 was 1.2%. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain rights with respect to Class A expenditures). The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of investments--The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in Note 1a of the Portfolio's' Notes to Financial Statements, which are included elsewhere in this report.

      (b) Investment income and expenses--The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

      (c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

      (d) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for post-October losses.

      (e) Investment transactions--Investment transactions in the Portfolio are accounted for on a trade date basis.

      (f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect


                October 31, 2001 (16) Mercury Large Cap Core Fund permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $8,515 have been reclassified between paid-in capital in excess of par and accumulated net investment loss and $1,956 has been reclassified between paid-in capital in excess of par and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset values per share.

(2)   Transactions with Affiliates:

      Effective January 17, 2001, the Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund. For the year ended October 31, 2001, FAM earned fees of $4,004, all of which was waived. FAM also reimbursed the Fund for additional expenses of $51,715.

      The Fund has also entered into a Distribution agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                                                    Account         Distribution
                                                 Maintenance Fee         Fee
      --------------------------------------------------------------------------
      Class A                                          .25%              --
      --------------------------------------------------------------------------
      Class B                                          .25%             .75%
      --------------------------------------------------------------------------
      Class C                                          .25%             .75%
      --------------------------------------------------------------------------

      Pursuant to a sub-agreement with the Distributor, selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

      For the year ended October 31, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., received contingent deferred sales charges of $2,828 relating to transactions in Class B Shares.

      Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

      Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


                October 31, 2001 (17) Mercury Large Cap Core Fund

      NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(3)   Investments:

      Increases and decreases in the Fund's investment in the Portfolio for the year ended October 31, 2001 were $5,617,105 and $928,946, respectively.

(4)   Capital Share Transactions:

      Net increase in net assets derived from capital share transactions was $4,783,662 for the year ended October 31, 2001. Prior to December 22, 1999 (commencement of operations), the Fund issued 12,500 shares of each class to FAM for $125,000 per class.

      Transactions in capital shares for each class were as follows:

Class I Shares for the Year Ended October 31, 2001     Shares     Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                               13,529      $ 120,000
Shares issued to shareholders in reinvestment
of distributions                                           1,442         13,557
                                                     --------------------------
Total issued                                              14,971        133,557
Shares redeemed                                          (13,529)      (120,270)
                                                     --------------------------
Net increase                                               1,442      $  13,287
                                                     ==========================
-------------------------------------------------------------------------------

Class A Shares for the Year Ended October 31, 2001     Shares     Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                              394,362     $3,316,949
Shares issued to shareholders in reinvestment
of distributions                                           1,409         13,249
                                                     --------------------------
Total issued                                             395,771      3,330,198
Shares redeemed                                           (5,913)       (50,240)
                                                     --------------------------
Net increase                                             389,858     $3,279,958
                                                     ==========================
-------------------------------------------------------------------------------

Class B Shares for the Year Ended October 31, 2001     Shares     Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                              146,723     $1,275,423
Shares issued to shareholders in reinvestment
of distributions                                           1,693         15,879
                                                     --------------------------
Total issued                                             148,416      1,291,302
Shares redeemed                                          (16,183)      (136,307)
                                                     --------------------------
Net increase                                             132,233     $1,154,995
                                                     ==========================
-------------------------------------------------------------------------------

Class C Shares for the Year Ended October 31, 2001     Shares     Dollar Amount
-------------------------------------------------------------------------------
Shares sold                                               49,970       $464,778
Shares issued to shareholders in reinvestment
of distributions                                           3,253         30,348
                                                     --------------------------
Total issued                                              53,223        495,126
Shares redeemed                                          (18,456)      (159,704)
                                                     --------------------------
Net increase                                              34,767       $335,422
                                                     ==========================
-------------------------------------------------------------------------------

(5)   Capital Loss Carryforward:

      At October 31, 2001, the Fund had a net capital loss carryforward of approximately $185,000, all of which expires in 2009. This amount will be available to offset like amounts of any future taxable gains.


                October 31, 2001 (18) Mercury Large Cap Core Fund

INDEPENDENT AUDITORS' REPORT

MERCURY LARGE CAP CORE FUND

The Board of Directors and Shareholders, Mercury Large Cap Core Fund (One of the Series constituting Mercury Large Cap Series Funds, Inc.):

We have audited the accompanying statement of assets and liabilities of Mercury Large Cap Core Fund as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period December 22, 1999 (commencement of operations) to October 31, 2000. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Mercury Large Cap Core Fund as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 14, 2001


                October 31, 2001 (19) Mercury Large Cap Core Fund

SCHEDULE OF INVESTMENTS

MASTER LARGE CAP CORE PORTFOLIO

                                                                          In US Dollars
                                                                      ----------------------
                     Shares                                                       Percent of
Industry              Held             Common Stocks                     Value    Net Assets
--------------------------------------------------------------------------------------------
Consumer Discretionary

Hotels,               64,000    Darden Restaurants, Inc.               $ 2,049,280    0.5%
Restaurants &         80,000  + Harrah's Entertainment, Inc.             2,330,400    0.6
Leisure               84,000  + International Game Technology            4,288,200    1.0
--------------------------------------------------------------------------------------------
Household Durables    66,000    Centex Corporation                       2,525,160    0.6
                     172,000    D.R. Horton, Inc.                        3,844,200    0.9
                     117,000    Fortune Brands, Inc.                     4,311,450    1.0
                     103,000  + Mohawk Industries, Inc.                  4,449,600    1.1
                      71,000    Whirlpool Corporation                    4,190,420    1.0
--------------------------------------------------------------------------------------------
Internet &            76,000  + eBay Inc.                                3,988,480    1.0
Catalog Retail
--------------------------------------------------------------------------------------------
Leisure              101,000    Eastman Kodak Company                    2,582,570    0.6
Equipment &
Products
--------------------------------------------------------------------------------------------
Media                 51,000  + AOL Time Warner Inc.                     1,591,710    0.4
--------------------------------------------------------------------------------------------
Multiline Retail      44,000    Ross Stores, Inc.                        1,377,200    0.3
                      38,000    Wal-Mart Stores, Inc.                    1,953,200    0.5
--------------------------------------------------------------------------------------------
Specialty Retail     456,000  + AutoNation, Inc.                         4,692,240    1.1
                      78,000  + AutoZone, Inc.                           4,565,340    1.1
                      80,000  + Best Buy Co., Inc.                       4,392,000    1.1
                     315,000  + Office Depot, Inc.                       4,284,000    1.0
                     128,000    The TJX Companies, Inc.                  4,326,400    1.1
                     272,000  + Venator Group, Inc.                      3,944,000    1.0
--------------------------------------------------------------------------------------------
Textiles & Apparel    93,000    Liz Claiborne, Inc.                      4,231,500    1.0
                      88,000  + Polo Ralph Lauren Corporation            1,937,760    0.5
                     198,000  + Reebok International Ltd.                4,110,480    1.0
--------------------------------------------------------------------------------------------
                                Total Consumer Discretionary
                                (Cost--$76,032,144)                     75,965,590   18.4
--------------------------------------------------------------------------------------------

Consumer Staples

Beverages             30,000  + Constellation Brands, Inc. (Class A)     1,231,200    0.3
--------------------------------------------------------------------------------------------
Food & Drug          192,000    SUPERVALU Inc.                           4,097,280    1.0
Retailing
--------------------------------------------------------------------------------------------
Food Products        286,000    Archer-Daniels-Midland Company           3,983,980    1.0
                     215,000  + Smithfield Foods, Inc.                   4,525,750    1.1
                      51,000    Tyson Foods, Inc. (Class A)                499,290    0.1
--------------------------------------------------------------------------------------------
Tobacco              177,000    Philip Morris Companies Inc.             8,283,600    2.0
                     130,000    UST Inc.                                 4,369,300    1.0
--------------------------------------------------------------------------------------------
                                Total Consumer Staples
                                (Cost--$24,691,947)                     26,990,400    6.5
--------------------------------------------------------------------------------------------


                October 31, 2001 (20) Mercury Large Cap Core Fund

                                                                          In US Dollars
                                                                      ----------------------
                     Shares                                                       Percent of
Industry              Held             Common Stocks                     Value    Net Assets
--------------------------------------------------------------------------------------------
Energy

Oil & Gas            108,000    Ashland Inc.                           $ 4,348,080    1.0%
                     188,000    Exxon Mobil Corporation                  7,416,600    1.8
                     176,000    Occidental Petroleum Corporation         4,456,320    1.1
                     118,000    Sunoco, Inc.                             4,416,740    1.1
                     151,000    USX-Marathon Group                       4,166,090    1.0
--------------------------------------------------------------------------------------------
                                Total Energy (Cost--$23,866,987)        24,803,830    6.0
--------------------------------------------------------------------------------------------
Financials

Banks                 79,000    Astoria Financial Corporation            4,115,110    1.0
                     142,000    Bank of America Corporation              8,376,580    2.0
                      97,000    First Tennessee National Corporation     3,351,350    0.8
                     172,000  + Golden State Bancorp Inc.                4,361,920    1.1
                     135,000    GreenPoint Financial Corp.               4,326,750    1.0
                     200,000    Hibernia Corporation (Class A)           3,040,000    0.7
                     181,000    National City Corporation                4,778,400    1.2
                      54,000    North Fork Bancorporation                1,506,600    0.4
                      59,000    Roslyn Bancorp, Inc.                     1,070,850    0.2
                     200,000    SouthTrust Corporation                   4,532,000    1.1
                      81,000    SunTrust Banks, Inc.                     4,848,660    1.2
                      73,000    U.S. Bancorp                             1,297,940    0.3
                      15,000    Wachovia Corporation                       429,000    0.1
                     173,000    Washington Mutual, Inc.                  5,222,870    1.3
--------------------------------------------------------------------------------------------
Diversified          129,000    Citigroup Inc.                           5,872,080    1.4
Financials            80,000    Countrywide Credit Industries, Inc.      3,194,400    0.8
                      49,000    Fannie Mae                               3,967,040    1.0
--------------------------------------------------------------------------------------------
Insurance             47,000    American International Group, Inc.       3,694,200    0.9
                      83,000    Loews Corporation                        4,216,400    1.0
                     122,000    Old Republic International Corporation   3,095,140    0.7
                      14,000    The Progressive Corporation              1,941,940    0.5
--------------------------------------------------------------------------------------------
                                Total Financials (Cost--$80,128,038)    77,239,230   18.7
--------------------------------------------------------------------------------------------


                October 31, 2001 (21) Mercury Large Cap Core Fund

                                                                          In US Dollars
                                                                      ----------------------
                     Shares                                                       Percent of
Industry              Held             Common Stocks                     Value    Net Assets
--------------------------------------------------------------------------------------------
Health Care

Biotechnology         86,000  + Genzyme Corporation                    $ 4,639,700    1.1%
--------------------------------------------------------------------------------------------
Health Care           25,000    Beckman Coulter Inc.                     1,061,750    0.3
Equipment &           13,000    Becton, Dickinson and Company              465,400    0.1
Supplies              58,000    Biomet, Inc.                             1,769,000    0.4
                      90,000  + Boston Scientific Corporation            2,046,600    0.5
                     111,000  + Henry Schein, Inc.                       3,746,250    0.9
--------------------------------------------------------------------------------------------
Health Care          229,000  + DaVita, Inc.                             4,167,800    1.0
Providers & Services  72,000  + Express Scripts, Inc. (Class A)          2,947,680    0.7
                     109,000    HCA--The Healthcare Corporation          4,322,940    1.0
                     217,000  + HEALTHSOUTH Corporation                  2,825,340    0.7
                     370,000  + Humana Inc.                              4,273,500    1.0
                     127,000    McKesson HBOC, Inc.                      4,697,730    1.1
                     171,000  + Oxford Health Plans, Inc.                4,028,760    1.0
                      51,000  + Quest Diagnostics Incorporated           3,334,380    0.8
                     667,000  + Service Corporation International        4,248,790    1.0
                      87,000  + Tenet Healthcare Corporation             5,004,240    1.2
                      68,000  + Trigon Healthcare, Inc.                  4,174,520    1.0
                      74,000    UnitedHealth Group Incorporated          4,865,500    1.2
                      81,000  + Universal Health Services,
                                Inc. (Class B)                           3,271,590    0.8
                      40,000  + Wellpoint Health Networks Inc.           4,463,600    1.1
--------------------------------------------------------------------------------------------
Pharmaceuticals       49,000  + Barr Laboratories, Inc.                  3,567,200    0.9
                      35,000    Bristol-Myers Squibb Company             1,870,750    0.5
                      63,000    Hillenbrand Industries, Inc.             3,340,260    0.8
                     187,000  + IVAX Corporation                         3,842,850    0.9
                     198,000    Johnson & Johnson                       11,466,180    2.8
                     120,000  + King Pharmaceuticals, Inc.               4,678,800    1.1
                      37,000    Merck & Co., Inc.                        2,360,970    0.6
                     118,000    Mylan Laboratories, Inc.                 4,350,660    1.1
                     167,000    Pfizer Inc.                              6,997,300    1.7
--------------------------------------------------------------------------------------------
                                Total Health Care
                                (Cost--$111,368,194)                  112,830,0402    7.3
--------------------------------------------------------------------------------------------


                October 31, 2001 (22) Mercury Large Cap Core Fund

                                                                          In US Dollars
                                                                      ----------------------
                     Shares                                                       Percent of
Industry              Held             Common Stocks                     Value    Net Assets
--------------------------------------------------------------------------------------------
Industrials

Building Products    109,000    Valero Energy Corporation              $ 4,098,400    1.0%
--------------------------------------------------------------------------------------------
Commercial           170,000  + Concord EFS, Inc.                        4,652,900    1.1
Services & Supplies  125,000    Deluxe Corporation                       4,375,000    1.1
                      77,000    First Data Corporation                   5,202,890    1.3
                     125,000    H & R Block, Inc.                        4,260,000    1.0
                      55,000    Pitney Bowes Inc.                        2,016,300    0.5
--------------------------------------------------------------------------------------------
Industrial           309,000    General Electric Company                11,250,690    2.7
Conglomerates
--------------------------------------------------------------------------------------------
Road & Rail          112,000    CSX Corporation                          3,774,400    0.9
                     216,000    Norfolk Southern Corporation             3,618,000    0.9
--------------------------------------------------------------------------------------------
Trading Companies &   38,000    Genuine Parts Company                    1,235,000    0.3
Distributors
--------------------------------------------------------------------------------------------
                                Total Industrials
                                (Cost--$47,458,868)                     44,483,580   10.8
--------------------------------------------------------------------------------------------

Information Technology

Communications       117,000  + Advanced Fibre Communications, Inc.      2,179,710    0.5
Equipment             59,000  + Cisco Systems, Inc.                        998,280    0.2
                      35,000    Harris Corporation                       1,199,800    0.3
--------------------------------------------------------------------------------------------
Computers &           35,000    International Business
Peripherals                     Machines Corporation                     3,782,450    0.9
--------------------------------------------------------------------------------------------
IT Consulting &       48,000  + CSG Systems International, Inc.          1,500,480    0.4
Services              92,000    Electronic Data Systems Corporation      5,922,040    1.4
--------------------------------------------------------------------------------------------
Semiconductor        116,000    Intel Corporation                        2,832,720    0.7
Equipment &
Products
--------------------------------------------------------------------------------------------
Software              63,000    Computer Associates International, Inc.  1,947,960    0.5
                     114,000  + Microsoft Corporation                    6,629,100    1.6
--------------------------------------------------------------------------------------------
                                Total Information Technology
                                (Cost--$27,553,579)                     26,992,540    6.5
--------------------------------------------------------------------------------------------

Materials

Chemicals             22,000    The Lubrizol Corporation                   619,080    0.2
--------------------------------------------------------------------------------------------
                                Total Materials (Cost--$712,169)           619,080    0.2
--------------------------------------------------------------------------------------------


                     October 31, 2001 (23) Mercury Large Cap Core Fund

SCHEDULE OF INVESTMENTS (CONCLUDED)

                                                                          In US Dollars
                                                                      ----------------------
                     Shares                                                       Percent of
Industry              Held             Common Stocks                     Value    Net Assets
--------------------------------------------------------------------------------------------
Telecommunications Services

Diversified           35,000    SBC Communications Inc.                $ 1,333,850    0.3%
Telecommunication     46,000    Sprint Corporation                         920,000    0.2
Services              30,000    Verizon Communications                   1,494,300    0.4
--------------------------------------------------------------------------------------------
                                Total Telecommunications Services
                                (Cost--$3,838,382)                       3,748,150    0.9
--------------------------------------------------------------------------------------------

Utilities

Electric Utilities   110,000    FirstEnergy Corp.                        3,790,600    0.9
                     109,000    Reliant Energy, Inc.                     3,046,550    0.8
                      82,000    TXU Corp.                                3,758,880    0.9
                     138,000    UtiliCorp United Inc.                    4,088,940    1.0
--------------------------------------------------------------------------------------------
Gas Utilities        158,000    Sempra Energy                            3,697,200    0.9
--------------------------------------------------------------------------------------------
                                Total Utilities (Cost--$18,975,946)     18,382,170    4.5
--------------------------------------------------------------------------------------------
                                Total Common Stocks
                                (Cost--$414,626,254)                   412,054,610   99.8
--------------------------------------------------------------------------------------------

                      Face
                     Amount        Short-Term Securities
--------------------------------------------------------------------------------------------
Commercial        $1,220,000    General Motors Acceptance Corp.,
Paper*                          2.73% due 11/01/2001                     1,220,000    0.3
--------------------------------------------------------------------------------------------
                                Total Short-Term Securities
                                (Cost--$1,220,000)                       1,220,000    0.3
--------------------------------------------------------------------------------------------
                                Total Investments
                                (Cost--$415,846,254)                   413,274,610  100.1
                                Liabilities in Excess of Other Assets     (438,188)  (0.1)
                                                                      ----------------------
                                Net Assets                            $412,836,422  100.0%
                                                                      ======================
--------------------------------------------------------------------------------------------

* Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
+     Non-income producing security.

      See Notes to Financial Statements.


                October 31, 2001 (24) Mercury Large Cap Core Fund

STATEMENT OF ASSETS AND LIABILITIES

As of October 31, 2001

MASTER LARGE CAP CORE PORTFOLIO

Assets:

Investments, at value (including securities loaned of $15,934,352)
  (identified cost--$415,846,254)                                                    $ 413,274,610
Investments held as collateral for loaned securities, at value                          16,383,800
Cash                                                                                         7,173
Receivables:
  Securities sold                                                    $  10,961,578
  Contributions                                                          1,660,031
  Dividends                                                                221,024
  Loaned securities                                                          2,931      12,845,564
                                                                     -------------
Prepaid expenses and other assets                                                           30,315
                                                                                     -------------
Total assets                                                                           442,541,462
                                                                                     -------------
--------------------------------------------------------------------------------------------------

Liabilities:

Collateral on securities loaned, at value                                               16,383,800
Payables:
  Securities purchased                                                  12,308,365
  Withdrawals                                                              714,650
  Investment adviser                                                       186,806      13,209,821
                                                                     -------------
Accrued expenses                                                                           111,419
                                                                                     -------------
Total liabilities                                                                       29,705,040
                                                                                     -------------
--------------------------------------------------------------------------------------------------

Net Assets:

Net assets                                                                           $ 412,836,422
                                                                                     =============
--------------------------------------------------------------------------------------------------

Net Assets Consist of:

Partners' capital                                                                    $ 415,408,066
Unrealized depreciation on investments--net                                             (2,571,644)
                                                                                     -------------
Net assets                                                                           $ 412,836,422
                                                                                     =============
--------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                October 31, 2001 (25) Mercury Large Cap Core Fund

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2001

MASTER LARGE CAP CORE PORTFOLIO

Investment Income:

Dividends (net of $80 foreign withholding tax)                                      $  4,211,776
Interest and discount earned                                                             128,641
Securities lending--net                                                                    3,180
                                                                                    ------------
Total income                                                                           4,343,597
                                                                                    ------------
------------------------------------------------------------------------------------------------

Expenses:

Investment advisory fees                                             $  1,861,524
Accounting services                                                       260,332
Custodian fees                                                             83,013
Professional fees                                                          64,787
Trustees' fees and expenses                                                21,902
Printing and shareholder reports                                            4,733
Offering costs                                                              1,111
Pricing fees                                                                  485
Other                                                                       4,513
                                                                     ------------
Total expenses                                                                         2,302,400
                                                                                    ------------
Investment income--net                                                                 2,041,197
                                                                                    ------------
------------------------------------------------------------------------------------------------

Realized & Unrealized Loss on
Investments--Net:

Realized loss on investments--net                                                    (74,626,048)
Change in unrealized appreciation/depreciation on investments--net                    (6,840,430)
                                                                                    ------------
Net Decrease in Net Assets Resulting from Operations                                $(79,425,281)
                                                                                    ============
------------------------------------------------------------------------------------------------

See Notes to Financial Statements.


                October 31, 2001 (26) Mercury Large Cap Core Fund

STATEMENTS OF CHANGES IN NET ASSETS

MASTER LARGE CAP CORE PORTFOLIO

                                                                               For the Period
                                                                  For the       December 22,
                                                                 Year Ended       1999+ to
                                                                October 31,     October 31,
Increase (Decrease) in Net Assets:                                 2001            2000
                                                               ------------------------------
Operations:

Investment income (loss)--net                                  $   2,041,197    $     (28,451)
Realized gain (loss) on investments--net                         (74,626,048)         156,192
Change in unrealized appreciation/depreciation
  on investments--net                                             (6,840,430)       4,268,786
                                                               ------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                (79,425,281)       4,396,527
                                                               ------------------------------
---------------------------------------------------------------------------------------------

Capital Transactions:

Proceeds from contributions                                      391,679,473      183,274,095
Fair value of withdrawals                                        (85,683,037)      (2,405,355)
                                                               ------------------------------
Net increase in net assets derived from capital transactions     305,996,436      180,868,740
                                                               ------------------------------
---------------------------------------------------------------------------------------------

Net Assets:

Total increase in net assets                                     226,571,155      185,265,267
Beginning of period                                              186,265,267        1,000,000
                                                               ------------------------------
End of period                                                  $ 412,836,422    $ 186,265,267
                                                               ==============================
---------------------------------------------------------------------------------------------

+     Commencement of operations.

      See Notes to Financial Statements.


                October 31, 2001 (27) Mercury Large Cap Core Fund

FINANCIAL HIGHLIGHTS

MASTER LARGE CAP CORE PORTFOLIO

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                For the Period
                                                   For the       December 22,
                                                 Year Ended        1999+ to
                                                 October 31,      October 31,
Increase (Decrease) in Net Assets:                  2001             2000
------------------------------------------------------------------------------

Ratios to Average Net Assets:

Expenses, net of reimbursement                           .67%           1.09%*
                                                 =============================
Expenses                                                 .67%           1.17%*
                                                 =============================
Investment income (loss)--net                            .59%           (.20%)*
                                                 =============================
------------------------------------------------------------------------------

Supplemental Data:

Net assets, end of period (in thousands)         $    412,836    $    186,265
                                                 =============================
Portfolio turnover                                    162.28%          79.18%
                                                 =============================
------------------------------------------------------------------------------

*     Annualized.
+     Commencement of operations.

      See Notes to Financial Statements.


                     October 31, 2001 (28) Mercury Large Cap Core Fund

      NOTES TO FINANCIAL STATEMENTS

      MASTER LARGE CAP CORE PORTFOLIO

(1)   Significant Accounting Policies:

      Master Large Cap Core Portfolio (the "Portfolio") is part of Master Large Cap Series Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Portfolio.

      (a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued or, lacking any sales, at the closing bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Portfolio securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

      (b) Derivative financial instruments--The Portfolio may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Portfolio is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

      o Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                October 31, 2001 (29) Mercury Large Cap Core Fund

      o Options--The Portfolio is authorized to purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

      o Forward foreign exchange contracts--The Portfolio is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Portfolio's records. However, the effect on operations is recorded from the date the Portfolio enters into such contracts.

      o Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

      (c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.


                October 31, 2001 (30) Mercury Large Cap Core Fund

      (d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Accordingly, as a "pass through" entity, the Portfolio pays no income dividends or capital gains distributions. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

      (e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Portfolio will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Portfolio. As of October 31, 2001, no debt securities were held by the Portfolio.

      (f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Portfolio receives securities as collateral for the loaned securities, the Portfolio typically receives the income on both the loaned securities and the collateral and, as a result, the Portfolio's yield may increase. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Portfolio may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


                October 31, 2001 (31) Mercury Large Cap Core Fund

(2)   Investment Advisory Agreement and Transactions with Affiliates:

      The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

      FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at an annual rate of .50% of the average daily value of the Portfolio's net assets. Prior to January 17, 2001, the annual rate was .75%.

      The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. Pursuant to that order, the Portfolio also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. For the year ended October 31, 2001, QA Advisors received $2,333 in securities lending agent fees.

      Prior to January 1, 2001, FAM provided accounting services to the Portfolio at its cost and the Portfolio reimbursed FAM for these services. FAM continues to provide certain accounting services to the Portfolio. The Portfolio reimburses FAM at its cost for such services. For the year ended October 31, 2001, the Portfolio reimbursed FAM an aggregate of $95,866 for the above-described services. The Portfolio entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Portfolio. The Portfolio pays a fee for these services.

      Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


                October 31, 2001 (32) Mercury Large Cap Core Fund

      NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

(3)   Investments:

      Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001 were $864,166,120 and $547,301,546, respectively.

      Net realized gains (losses) for the year ended October 31, 2001 and net unrealized losses as of October 31, 2001 were as follows:

                                                   Realized         Unrealized
                                                Gains (Losses)        Losses
      -------------------------------------------------------------------------
      Long-term investments                      $(74,626,481)     $ (2,571,644)
      Short-term investments                              433                --
                                                 ------------      ------------
      Total                                      $(74,626,048)     $ (2,571,644)
                                                 ============      ============
      -------------------------------------------------------------------------

      As of October 31, 2001, net unrealized depreciation for Federal income tax purposes aggregated $11,021,653, of which $19,610,212 related to appreciated securities and $30,631,865 related to depreciated securities. At October 31, 2001, the aggregate cost of investments for Federal income tax purposes was $424,296,263.

(4)   Short-Term Borrowings:

      The Portfolio, along with certain other funds managed by FAM and its affiliates, is party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund partner withdrawals and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Portfolio did not borrow under the facility during the year ended October 31, 2001.


                October 31, 2001 (33) Mercury Large Cap Core Fund

INDEPENDENT AUDITORS' REPORT

MASTER LARGE CAP CORE PORTFOLIO

The Board of Trustees and Investors, Master Large Cap Core Portfolio (One of the Series constituting Master Large Cap Series Trust):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Large Cap Core Portfolio as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets and the financial highlights for the year then ended and for the period December 22, 1999 (commencement of operations) to October 31, 2000. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Large Cap Core Portfolio as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 14, 2001


                October 31, 2001 (34) Mercury Large Cap Core Fund

OFFICERS AND DIRECTORS/TRUSTEES

Terry K. Glenn, President and
  Director/Trustee
James H. Bodurtha, Director/Trustee
Herbert I. London, Director/Trustee
Joseph L. May, Director/Trustee
Andre F. Perold, Director/Trustee
Roberta Cooper Ramo, Director/Trustee
Robert C. Doll, Jr., Senior Vice President
  and Portfolio Manager
Linda J. Gardner, Vice President
Philip E. Laverson, Vice President
Donald C. Burke, Vice President and
  Treasurer

Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


                October 31, 2001 (35) Mercury Large Cap Core Fund

[LOGO] Merrill Lynch Investment Managers

MUTUAL           MANAGED          ALTERNATIVE              INSTITUTIONAL
FUNDS            ACCOUNTS         INVESTMENTS            ASSET MANAGEMENT
      [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Mercury Large Cap Core Fund of
Mercury Large Cap Series Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper           #MERCLCC--10/01